UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2018 (December 28, 2017)

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Park Avenue, 21st Floor
New York, New York	10152
(Address of principal executive offices)	(Zip Code)

(646) 712-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 28, 2017, Easterly Acquisition Corp. (the “Company”) entered into a Letter Agreement (the “Letter Agreement”), by and among JH Capital Group Holdings, LLC (“JH Capital”), Jacobsen Credit Holdings, LLC (“Jacobsen Holdings”), NJK Holding LLC (“NJK Holding”), Kravetz Capital Funding LLC (“KCF” and, together with NJK Holding and Jacobsen Holdings, the “Founding Members”) and the Company, which provided, among other things, certain consents required by the Investment Agreement, dated as of June 28, 2017, as amended by Amendment No. 1, dated November 8, 2017 (the “Investment Agreement”), by and among JH Capital, the Founding Members and the Company. The Investment Agreement provides for the proposed business combination transaction between the Company and JH Capital (the “Business Combination”).

The Letter Agreement provided that the Company consented to (i) certain subsidiaries of Jacobsen Holdings entering into the Credit Agreement, dated as of December 28, 2017 (the “Credit Agreement”), by and among, JHPDE Finance I, LLC (“JHPDE Finance”), JH Portfolio Debt Equities, LLC (“JHPDE”), and Fortress Credit Corp. (“Fortress”), and the issuance of the Fortress Warrant (as defined below), (ii) the issuance by JHPDE Finance of $25 million of its Class A Membership Interests to a new member, and (iii) the Founding Members issuing to the Company the Founding Member Warrants (as defined below).

Pursuant to the Credit Agreement, Fortress is providing JHPDE Finance with a senior secured delayed draw credit facility to purchase distressed or defaulted consumer receivables, unsecured small business loans and unsecured receivables. In connection with the Credit Agreement, for no additional consideration, the Company issued Fortress a warrant, dated December 28, 2017 (the “Fortress Warrant”), to acquire 888,000 shares of the Company’s Class A Common Stock, which will be the publicly-traded class of the Company’s common stock following the closing of the Business Combination. The Fortress Warrant will be exercisable at a price of $11.50 per share of the Company’s Class A Common Stock, have a term of 5 years from the date of the closing of the Business Combination and may only be exercisable as follows: 444,000 shares will be immediately exercisable, and (ii) the remaining 444,000 shares will become exercisable ratably with the funding of the first $100,000,000 under the Credit Facility (e.g., 111,000 shares will become exercisable on the date on which the first $25,000,000 has been funded under the Credit Facility); provided, however, that the Fortress Warrant may be exercised only on or after the date which is 30 days after the first date on which the Company and JH Capital complete the Business Combination. Upon the earliest to occur of (a) the termination of the Investment Agreement in accordance with its terms, (b) the date on which the trust fund containing the proceeds of the Company’s initial public offering is liquidated due to the failure of the Company to complete an initial business combination, (c) at the sole option of Fortress, at any time after December 31, 2018, if at the time Fortress determines to exercise such option, the Business Combination has not been consummated, or (d) a change of control of Jacobsen Holdings, then Jacobsen Holdings will exchange the Fortress Warrant for a warrant to purchase membership interests in Jacobsen Holdings (the “Jacobsen Holdings Warrants”), which Jacobsen Holdings Warrants will have substantially similar terms to the terms of the Fortress Warrant, provided that (i) the Jacobsen Holdings Warrants shall have a ten-year term and be exercisable for 3.19% of the equity interests of Jacobsen Holdings as of the December 28, 2017, at an aggregate exercise price of $6,981,000, and (ii) for so long as the equity interests of Jacobsen Holdings for which the Jacobsen Holdings Warrants are exercisable are not traded on a national stock exchange, the Jacobsen Holdings Warrants will benefit from provisions typically found in warrants to purchase equity in private companies, including customary tag-along and drag-along rights, pre-emptive rights, rights of first offer, registration rights and information rights.

Pursuant to the Letter Agreement, Jacobsen Holdings issued the Company a warrant, dated December 28, 2017 (the “Founding Member Warrants”), to acquire 888,000 shares of the Company’s Class A Common Stock or Class B Units of JH Capital. The Founding Member Warrants will be exercisable at a price of $11.50 per share of the Company’s Class A Common Stock or Class B Units of JH Capital, have a term of 5 years from the date of the closing of the Business Combination and may be exercised only to the extent that the Fortress Warrant has been exercised. Jacobsen Holdings agreed to issue all of the Founding Member Warrants to accommodate the timely execution of the Credit Agreement. Jacobsen Holdings and NJK Holding agreed to negotiate in good faith a fair and equitable division of the issuing of Founding Member Warrants in a timely manner subsequent to the execution of the Credit Agreement. The Founding Members Warrants will first be exercisable for an amount of the Company’s Class A Common Stock equal to the number of shares of the Company’s Class A Common Stock acquired by Jacobsen Holdings and NJK Holding from Easterly Acquisition Sponsor, LLC (the “Sponsor”) pursuant to the Letter Agreement entered into on June 28, 2017 (the “June 28 Letter Agreement”), by and among the Company, the Sponsor, JH Capital and the Founding Members, and, thereafter, shall be exercisable for Class B Units of JH Capital held by Jacobsen Holdings and NJK Holding.

The Letter Agreement also provides that the parties agree that the aggregate amount of the Loan (as defined in the Credit Agreement) borrowed by JHPDE Finance pursuant to the Credit Agreement shall constitute “equity securities” for purposes of determining the amount of gross proceeds raised by the Company for purposes of the vesting triggers contained in the Form of Warrant attached as Exhibit A to the June 28 Letter Agreement.

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Other than as expressly modified pursuant to the Letter Agreement, the Investment Agreement as amended by Amendment No. 1 thereto, which were previously filed as Exhibits 2.1 to the Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 30, 2017 and November 8, 2017, respectively, remains in full force and effect as originally executed on June 28, 2017 and as amended on November 8, 2017. The foregoing descriptions of the Letter Agreement, the Founding Members Warrants and the Fortress Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of Letter Agreement and the Founding Member Warrants, and the Fortress Warrant attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination and may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to the stockholders of the Company for their approval. In connection with the stockholder vote on the proposed Business Combination, the Company intends to file with the SEC a proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the proposed Business Combination. The proxy statement will contain important information about the Company, JH Capital, the Founding Members, the proposed Business Combination and related matters.  Investors and security holders are urged to read the proxy statement carefully when it is available.

A copy of the definitive proxy statement when available will be sent to all stockholders of the Company as of the record date to be established for seeking the required stockholder approval. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, once it is filed, from the Company by accessing the Company’s website at www.easterlyacquisition.com. Information contained on any website referenced in this Current Report on Form 8-K is not incorporated by reference in this Current Report on Form 8-K.

Participants in Solicitation

The Company, JH Capital and the Founding Members, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement on Schedule 14A filed on July 10, 2017 with respect to the Company’s 2017 annual meeting of stockholders. Information about the directors and officers of JH Capital and the Founding Members, and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement with respect to the matters to be voted on in connection with the proposed Business Combination. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed Business Combination, the Company, JH Capital and the Founding Members and any other statements relating to future results, strategy and plans of the Company, JH Capital and the Founding Members (including certain projections, business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or that state certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, JH Capital or the Founding Members, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For the Company, factors include, but are not limited to, the successful combination of the Company with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the proposed Business Combination. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting the Company or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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No Offer or Solicitation

The information in this Current Report on Form 8-K is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated into this Item 3.02 by reference herein. The Fortress Warrant and the shares of Class A Common Stock to be issued in connection with the Fortress Warrant will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On January 4, 2018, the Company and JH Capital jointly issued a press release announcing the Credit Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The foregoing, Exhibit 99.1, and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

2.1	Letter Agreement, dated as of December 28, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

10.1	Warrant, dated December 28, 2017, issued by Easterly Acquisition Corp. to Fortress Credit Corp.

99.1	Press Release, dated January 4, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: January 4, 2018	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits

2.1	Letter Agreement, dated as of December 28, 2017, by and among JH Capital Group Holdings, LLC, Jacobsen Credit Holdings, LLC, NJK Holding LLC, Kravetz Capital Funding LLC and Easterly Acquisition Corp.

10.1	Warrant, dated December 28, 2017, issued by Easterly Acquisition Corp. to Fortress Credit Corp.

99.1	Press Release, dated January 4, 2018.

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